SUPPLEMENT TO MAY 1, 2004, PROSPECTUS

for

Variable Universal Life II 1

Variable Universal Life 2, 3

Survivorship Variable Universal Life II 2, 4

1  Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”)

2  Issued by MassMutual in California and New York and C.M. Life Insurance Co. (“C.M. Life”) in all other jurisdictions

3  Product is no longer available for sale

4  Not available in Puerto Rico

1.  Effective July 1, 2004, the following changes are being made in the above-listed prospectuses:

The “Management Fees” and “Total Fund Operating Expenses” for the Janus Aspen Series funds in the “Investment Management Fees and Other Expenses” table are restated to read as follows:

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
Janus Aspen Balanced Portfolio (Service)	0.55%	0.02%	0.25%[9]	0.82%
Janus Aspen Capital Appreciation (Institutional)	0.64%	0.03%	—	0.67%
Janus Aspen Worldwide Growth Portfolio (Institutional)	0.60%	0.06%	—	0.66%

2.  Effective August 6, 2004, the following changes are being made in the above-listed prospectuses:

The Sub-Adviser for the following MML Series Investment Funds has changed its name from “David L. Babson & Company Inc.” to “Babson Capital Management LLC”. The lines for the affected MML Series Investment Funds in the table of investment funds located in the “Investment Choices” section of the above-referenced prospectuses now read:

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Series Investment Fund
MML Blend Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.
MML Enhanced Index Core Equity Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to out-perform the total return performance of its benchmark index, the S&P 500® Index[3], while maintaining risk characteristics similar to those of the benchmark.
MML Equity Fund	Adviser: MassMutual Sub-Advisers: Babson Capital Management LLC and Alliance Capital Management L.P.	Seeks as its primary objective to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.
MML Inflation-Protected Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.
MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.
MML Money Market Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve high current income, the preservation of capital, and liquidity.
MML Small Cap Equity Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.
MML Small Company Opportunities Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Sub-Adviser, Babson Capital Management LLC (“Babson”), to be realistically valued.

There are no other changes being made at this time.

July 1, 2004	Li4200-04-3